83074  5/02
Prospectus Supplement
dated May 13, 2002 to:
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Putnam Global Governmental Income Trust
Prospectuses dated February 28, 2002.

The fund's name identified on the front cover of the prospectuses and throughout all prospectuses is changed to "Putnam Global Income Trust."

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The following replaces the first sentence of the paragraph under the heading "Goal":

The fund seeks high current income by investing principally in debt securities of sovereign and private issuers worldwide, including supranational issuers.

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The following replaces the section under the heading "Main Investment
Strategies - Foreign and U.S. Government Bonds":

MAIN INVESTMENT STRATEGIES -- FOREIGN AND U.S. BONDS

We invest mainly in bonds that

* are obligations of private companies or governmental entities worldwide with taxing powers, their agencies, or supranational entities, such as the World Bank and the European Coal and Steel Community

* are investment-grade in quality and

* have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of the fund's net assets in investment-grade debt securities. We may also invest in bonds that are below investment-grade in quality (junk bonds).

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The following replaces the fourth sentence of the paragraph under the heading "Average Annual Total Returns":

The fund's performance is compared to the Lehman Global Aggregate Index, an unmanaged index of global investment-grade bonds. The fund's performance was previously compared to the Salomon Brothers World Government Bond Index, an unmanaged index utilizing market capitalization-weighting that tracks performance of government-bond markets in 14 countries. This index was replaced by the Lehman Global Aggregate Index, which is more representative of the types of securities generally held by this fund. The average annual total returns of the Lehman Global Aggregate Index for the 1-year, 5-years, and 10-years ending on 12/31/01 are 1.57%, 3.24%, and 5.66%.

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The following replaces the second sentence under the heading "What are the fund's main investment strategies and related risks?":

We pursue the fund's goal by investing mainly in foreign and U.S. bonds.